UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 11, 2005

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Lifestream Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	0-29058	82-0487965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 S. Clearwater Loop, Building 1000, Suite D, Post Falls, ID 83854

 (Address of principal executive offices) (Zip Code)

208-457-9409

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On October 11, 2005, Lifestream Technologies, Inc. (the “Company”) notified BDO Seidman, LLP (“BDO Seidman”) that it had dismissed BDO Seidman as its independent registered public accounting firm.  The decision to dismiss BDO Seidman as the Company’s independent accountants was approved by the Audit Committee of the Company’s Board of Directors (the “Board”).

 BDO Seidman’s reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2005 and June 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified, however it was modified to contain an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended June 30, 2005, and through the date of this Form 8-K, there were no disagreements with BDO Seidman, whether or not resolved, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman’s satisfaction, would have caused BDO Seidman to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such fiscal years. There were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the period set forth in the preceding sentence.

The Company has provided BDO Seidman with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of BDO Seidman’s letter, dated October 14, 2005, to the Securities and Exchange Commission stating its agreement with the Company’s above statements.

At the direction of the Board, acting upon the recommendation of its Audit Committee, on October 14, 2005, the Company engaged LeMaster & Daniels PLLC (“LeMaster & Daniels”) to serve as the Company’s independent registered public accountants for the fiscal year ending June 30, 2006. The Company will seek shareholder ratification at the Company’s 2005 Annual Meeting of Shareholders scheduled to be held on December 16, 2005. During the Company’s two most recent fiscal years and through the date of this Form 8-K, the Company did not consult LeMaster & Daniels with respect to the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
16	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated October 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifestream Technologies, Inc.

By:	/s/ CHRISTOPHER MAUS
Christopher Maus Chairman, President and CEO

Date:    October 14, 2005

EXHIBIT INDEX

Exhibit Number	Description
16	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated October 14, 2005.